Exhibit 10.1

DealPoint#[***]

AMENDMENT TO THE

XBOX ONE PUBLISHER LICENSE AGREEMENT

(Xbox Live Incentive Program)

This Amendment to the Xbox One Publisher License Agreement (this “Amendment”) is entered into and effective as of the [***] (the “Amendment Effective Date”) by and between Microsoft Licensing, GP, a Nevada general partnership (“Microsoft”), and Take-Two Interactive Software, Inc. (“Publisher”), and supplements the Xbox One Publisher License Agreement between the parties dated as of [***] (the “Xbox One PLA”). Microsoft Corporation, a Washington corporation, is a party to this Amendment with respect to its acknowledgement of Section 5, Exhibit 6.

RECITALS

A.                                    Microsoft and Publisher entered into the Xbox One PLA, which establishes the terms for publishing on Microsoft’s Xbox One entertainment and video game system;

B.                                    Microsoft has amended the Xbox Live Incentive Program (Exhibit 6) of the Xbox One PLA; and

C.                                    The parties now wish to enter into this Amendment to the Xbox One PLA.

Accordingly, for and in consideration of the mutual covenants and conditions contained herein, and for other good and valuable consideration, receipt of which each party hereby acknowledges, Microsoft and Publisher agree as follows:

1.                                      Exhibit 6.  Exhibit 6 of the Xbox One PLA is hereby amended and restated in its entirety as attached hereto.

2.                                      Except and to the extent expressly modified by this Amendment, the Xbox One PLA shall remain in full force and effect and is hereby ratified and confirmed. In the event of any conflict between this Amendment and the Xbox One PLA the terms of this Amendment shall control.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed.

MICROSOFT CORPORATION	Take-Two Interactive Software, Inc.

/s/ Mohammad Shafaqat	/s/ Seth Krauss
By (sign)	By (sign)
Mohammad Shafaqat	Seth Krauss
Name	Name
Xbox Program Manager	EVP & General Counsel
Title	Title
May 15, 2014	May 15, 2014
Date	Date

MICROSOFT LICENSING, GP

/s/ Mohammad Shafaqat
By (sign)
Mohammad Shafaqat
Name
Xbox Program Manager
Title
May 15, 2014
Date

MICROSOFT CONFIDENTIAL

AMENDMENT TO THE XBOX ONE PLA (XBOX LIVE INCENTIVE PROGRAM)

DealPoint#[***]

EXHIBIT 6 — XBOX LIVE INCENTIVE PROGRAM

1.                                      Xbox Live Incentive Program

In order to encourage Publisher to support Xbox Live functionality and drive increased usage of Xbox Live, Publisher may qualify for certain [***] incentive payments based on the amount of Xbox Live Share generated by Publisher’s Multiplayer Software Titles.

[***]

2.                                      Definitions

2.1                               “Accounting Period” means each Microsoft [***] within the Program Term, provided that if the Program Term ends within such a [***], then the applicable payment calculation set forth below shall be made for a partial Accounting Period.

2.2                               “Day” means a period of twenty-four hours, commencing at midnight and continuing until midnight the following day using Coordinated Universal Time (UTC).

2.3                               “Guest(s)” means an individual who accesses Xbox Live and is not a Multiplayer Subscriber or a Subscriber.

2.4                               “Multiplayer Game Session” means an instance of synchronous game play in which [***] End Users participate across unique Xbox 360 or Xbox One consoles.

2.5                               “Multiplayer Software Title(s)” means a Software Title for Xbox One or Xbox 360 that supports synchronous multiplayer game play over Xbox Live and initiates a Multiplayer Game Session with participation of [***] Unique Users across unique Xbox 360 or Xbox One consoles during an Accounting Period.

2.6                               “Multiplayer Subscriber(s)” means the average number of [***] Subscribers during an Accounting Period, each of which must have: (i) created a “gamertag” for use on Xbox Live; (ii) paid a fee to establish, migrate or renew an active, fee-based subscription account to Xbox Live, which is currently branded as “Xbox Live Gold” (excluding any Subscribers in a “free-trial” period); and (iii) an Xbox Live account that is not delinquent (as determined by Microsoft’s standard practices). If a bundled multiplayer subscription includes multiple paid Xbox Live accounts and gamertags, the number of Multiplayer Subscribers attributable to such multiplayer subscription will be [***]. For avoidance of doubt, Subscribers, trial users, and Guests will not be counted as Multiplayer Subscribers.

2.7                               “Subscriber(s)” means an individual who establishes an account on Xbox Live.

2.8                               “Unique Users” means the number of unique Subscribers and Guests who have played a Multiplayer Game Session in a Multiplayer Software Title on Xbox Live during a given [***]. Each Subscriber or Guest will count for [***] Unique User for a Multiplayer Software Title per [***],[***].

2.9                               “Xbox 360 Multiplayer Hours” means the total hours within a given [***] that Multiplayer Software Titles for Xbox 360 have been played in a Multiplayer Game Session.

3.                                      Xbox Live Share.  Publisher’s Xbox Live Share will be determined using the following calculation:

[***]

“Daily Unique User Share for Xbox One” means the sum of Unique Users who participated in at least [***] Multiplayer Game Session within [***] for all of Publisher’s Multiplayer Software Titles for Xbox One aggregated over the

MICROSOFT CONFIDENTIAL

AMENDMENT TO THE XBOX ONE PLA (XBOX LIVE INCENTIVE PROGRAM)

DealPoint#[***]

Accounting Period divided by the total number of Unique Users who participated in at least [***] Multiplayer Game Session within [***] for all Multiplayer Software Titles for Xbox One aggregated over the Accounting Period.

“[***] Multiplayer Hour Share for Xbox 360” means the sum of Xbox 360 Multiplayer Hours for all of Publisher’s Multiplayer Software Titles for Xbox 360 within [***] aggregated over the Accounting Period divided by the sum of Xbox 360 Multiplayer Hours for all Multiplayer Software Titles for Xbox 360 within [***] aggregated over the Accounting Period.

“[***] Unique User Share for Xbox 360” means the sum of Unique Users who participated in at least [***] Multiplayer Game Session within [***] for all of Publisher’s Multiplayer Software Titles for Xbox 360 aggregated over the Accounting Period divided by the sum of Unique Users within [***] for all Multiplayer Software Titles for Xbox 360 aggregated over the Accounting Period.

“[***] Unique User Share for Xbox One” means the sum of Unique Users who participated in at least [***] Multiplayer Game Session within [***] for all of Publisher’s Multiplayer Software Titles for Xbox One aggregated over the Accounting Period divided by the sum of Unique Users within [***] for all Multiplayer Software Titles for Xbox One aggregated over the Accounting Period.

4.                                      Incentive Payment.  The incentive payments shall be determined pursuant to Table 1 below and paid each Accounting Period:

Table 1: [***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

Example. [***]

5.                                      Payments.  In the event Publisher qualifies for an incentive payment under the Xbox Live Incentive Program during an Accounting Period, Microsoft will provide payment for any amount due to Publisher within [***] after the end of each Accounting Period.

6.                                      Other Xbox Live Incentive Program Requirements

6.1                               Multiplayer Software Title simship, feature and content parity.  Any Multiplayer Software Title that does not meet the following simship, feature and content parity requirements will not be included in the Xbox Live Share calculation for Publisher:

6.1.1                     [***];

6.1.2                     [***]; and

6.1.3                     [***].

6.2                               Minimum WSP.  To qualify for the Xbox Live Incentive Program, the WSP of the Base Game of the Multiplayer Software Title must be [***] or the local currency equivalent (excluding short promotional windows).

MICROSOFT CONFIDENTIAL

AMENDMENT TO THE XBOX ONE PLA (XBOX LIVE INCENTIVE PROGRAM)

DealPoint#[***]

6.3                               Minimum Xbox Live Unique User Threshold.  To qualify for the Xbox Live Incentive Program, Publisher’s minimum Unique User total for the applicable Accounting Period must be at least [***] (calculated using an aggregation of all [***] Unique Users for Xbox One and Xbox 360 during the Accounting Period).

6.4                               Xbox One Unique Users Requirement.  Only Xbox One Unique Users that participate in a Multiplayer Game Session that has been instrumented in compliance with Section 6.4.1 and/or 6.4.2 during the Accounting Period will be included in the Xbox Live Share calculation for Publisher:

6.4.1                     [***]:

(i)    [***]; and/or

(ii)   [***].

6.4.2                     [***].

6.5                               Xbox 360 Unique Users Requirement.  [***].

7.                                      Program Term, Termination, and Changes.  This Xbox Live Incentive Program will commence on [***], and will be available until [***], unless earlier terminated by Microsoft upon written notice to Publisher (“Program Term”). Microsoft may change or discontinue the Xbox Live Incentive Program by providing Publisher with [***] advance written notice.

MICROSOFT CONFIDENTIAL

AMENDMENT TO THE XBOX ONE PLA (XBOX LIVE INCENTIVE PROGRAM)